Exhibit 99.2

Poster 9513 Phase 1b/2, Open-Label, Multicenter Study of the Combination of SD-101 and Pembrolizumab in Patients With Advanced Melanoma Who Are Naïve to Anti-PD-1 Therapy (SYNERGY-001)Antoni Ribas,1 Mohammed Milhem,2 Christopher Hoimes,3 Asim Amin,4 Inderjit Mehmi,5 Christopher Lao,6 Robert Conry,7 Montaser Shaheen,8 Sekwon Jang,9 April Salama,10 Sanjeev Deva,11 Theresa Medina,12 Shivaani Kummar,13 Joseph J Drabick,14 Minal Barve;15 Gregory A Daniels,16 Deborah L Wong,1 Emmett V. Schmidt,17 Abraham C.F. Leung,18 Albert Candia,18 Biao Xing,18 Robert Janssen,18 Georgina Long191David Geffen School f Medicine at the University of California Los Angeles, Los Angeles, CA, USA; 2University of Iowa Health Care, Iowa City, IA, USA; 3University Hospitals Seidman Cancer Center, Cleveland, OH, USA; 4Levine Cancer Institute, Carolinas HealthCare System, Charlotte, NC, USA; 5West Virginia University—Mary Babb Randolph Cancer Center, Morgantown, WV, USA; 6The University of Michigan Health System, Ann Arbor, MI, USA; 7University of Alabama, Birmingham, AL, USA; 8University of Arizona Cancer Center, Tucson, AZ; 9Inova Health System, Fairfax, VA, USA; 10Duke University Medical Center, Durham, NC, USA; 11Auckland City Hospital, Auckland, NZ; 12University of Colorado Comprehensive Cancer Center, Aurora, CO, USA; 13Stanford University, Palo Alto, CA, USA; 14Milton S. Hershey Medical Center, Penn State Cancer Institute, Hershey, PA, USA; 15Mary Crowley Cancer Research Center, Dallas, TX, USA; 16University of California, San Diego, San Diego, CA, USA; 17Merck & Co., Kenilworth, NJ, USA; 18Dynavax Technologies Corporation, Berkeley, CA, USA; 19Melanoma Institute Australia, Wollstonecraft, NSW, AustraliaPoster 9513 BACKGROUND SD-101 is a synthetic Class-C CpG-oligodeoxynucleotide that stimulates plasmacytoid dendritic cells (pDCs) through engagement of Toll-like receptor 9 (TLR9). This stimulation causes pDCs to release interferon-alpha and mature into efficient antigen-presenting cellsstrengthening both innate and acquired immune responses (Figure 1).1    Pembrolizumab is a PD-1 inhibitor that has been approved for treatment of unresectable or metastatic melanoma.2    SD-101 in combination with pembrolizumab induced a 33% ORR in 18 patients with head and neck squamous cell carcinoma.3    Previously, we presented the best overall response in evaluable patients naïve to anti-PD-1 therapy (ASCO 2017)4 and durability data from the Phase 1b portion of this study (AACR 2018)5: –ORR in evaluable patients=78% (ITT, 2 CR, 5 PR, 2 not evaluable) –Landmark 12-month PFS rate=88% (ITT), with 86% of responses ongoing (median follow up of 18 months). Results from dose-finding in the Phase 1b and Phase 2 portions of the study are presented hereFigure 1. Both Innate and Adaptive Immune Responses Are Increased by Intratumoral Injection of SD-101. SD-101 engages TLR9 on plasmacytoid dendritic cells (pDCs) to secrete high levels of interferon-alpha, a potent immunomodulatory cytokine that is able to boost natural killer cell cytotoxic activity and induce recruitment of T cells to the TME. In addition, SD-101 induces DC maturation and the ability to cross-present tumor associated antigens, inducing CD8+ T cell responses (CTL). Turnor-specific T cells activated by DC and IFN in lymph node Dendritic cells take up antigens from dying tumor cells and migrate to the lymph nodes tumor antigens T cell IFN DC Lymph node Duing tumor DC SD-101 induces IFN and DC maturation SD-101 Blood vessel dying tumor CTL Uninjected tumors are destroyed by CTL generated in the SD-101 injected sites Chemokines (CXCL9, 10) T cell Tmor PD1, PD-L1 Anti-PD 1 IFNs stimulate tumor killing by NK cells Uninjected tumors are destroyed by CTL generated in the SD-101 injected sites CTL = CD8+ T cell; DC = dendritic cell; IFN = interferon; NK = natural killer; TLR = Toll-like receptor.OBJECTIVES RESULTSTable 1. Demographic and Baseline Characteristics of Patients by Dose Group (ITT Population) Characteristics≤ 2 mg*(N=37)8 mg(N=39)Age (years)Median (Min, Max)67 (37, 81)66 (33, 89)Sex, n (%)Male25 (68)26 (67)Female12 (32)13 (33)ECOG PS, n (%)024 (65)30 (77)113 (35)9 (23)Baseline LDH (U/L), mean (SD)292 (362)216 (79)≤ ULN, n (%)29 (78)31 (79)> ULN8 (22)8 (21)Time Since Diagnosis (years)Median (Min, Max)1.3 (0, 17)1.0 (0, 16)Stage at Screening, n (%)IIIC15 (41)9 (23)IVM1a8 (22)6 (15)IVM1b2 (5)6 (15)IVM1c9 (24)16 (41)Missing3 (8)2 (5) Organ Involvement, n (%)Lung9 (24)19 (49)Liver4 (11)2 (5)Lymph nodes18 (49)23 (59)Skin/ Subcutaneous 21 (57)14 (36)Bone3 (8)2 (5)Other12 (32)15 (38)PD-L1 Expression, n (%)Positive (≥ 1%)8 (22)11 (28)Negative (< 1%)10 (27)13 (33)Pending19 (51)15 (38)Prior Systemic Therapy, n (%)10 (27)10 (26)Prior anti-CTLA4 therapy6 (16)4 (10)Prior lines of therapy, n (%)027 (73)29 (74)18 (22)9 (23)22 (5)03 or more01 (3)ECOG PS = Eastern Cooperative Oncology Group performance status; NA = not applicable; SD = standard deviation; ULN = upper limit of normal. *3 patients received 1 mg/lesion of SD-101.Table 2. Overview of Safety (Safety Population) Event, n (%)≤ 2 mg(N=37)n (%)8 mg(N=39)n (%)Total(N=76)n (%)Any Treatment-related AE28 (76)36 (92)64 (84)Grade 3–4 8 (22)14 (36)22 (29)Chills3 (8)1 (3)4 (5)Myalgias6 (16)1 (3)7 (9)Injection-site pain2 (5)0 2 (3)Fatigue2 (5)4 (10)6 (8)Headache3 (8)2 (5)5 (7)Malaise2 (5)3 (8)5 (7)Any irAEs 6 (16)4 (10)10 (13)Grade 3–43 (8)2 (5)5 (7)irAEs (preferred term) All gradesHypothyroidism4 (11)2 (5)6 (8)Pneumonitis1 (3)1 (3)2 (3)Myositis01 (3)1 (1)Autoimmune retinopathy01 (3)1 (1)Autoimmune hepatitis01 (3)1 (1)Myasthenia gravis01 (3)1 (1)Colitis1 (3)01 (1)Autoimmune colitis1 (3)01 (1)Hypophysitis1 (3)01 (1)Autoimmune myocarditis01 (3)1 (1)Optic neuritis01 (3)1 (1)AEs leading to d/c of either or both drugs4 (11)10 (26)14 (18)SAEs9 (24)12 (31)21 (28)Death01 (3)1 (1)d/c = discontinuation; irAE = immune-related adverse event; SAE = serious adverse event; TEAE = treatment-emergent adverse event.Figure 3. Best Percent Change From Baseline in All Target Lesions Percent Change From Baseline, % Subjects ≤ 2 mg 8 mg 0 20 40 60 80 100 120 -20 -40 -60 -80 -100 -120 Table 3. Best Overall Response by Investigator Using RECIST v1.1 Response Rate≤ 2 mg8 mgmITT*N=30N=39Overall Response Rate, n (%) (95% CI)21 (70) (52, 83)15 (38) (25, 54)CR5 (17)1 (3)PR16 (53)14 (36)SD3 (10)10 (26)PD4 (13)7 (18)Not evaluable†2 (7)7 (18)All enrolled patientsN=37N=39Not evaluable**7 (19)0 (0)*mITT = ITT excluding patients on study who have not yet had time to reach a first scan.†Patients discontinued prior to first scan: 1 or 2 mg—clinical progression (n=1), irAE (n=1); 8 mgclinical progression (n=2), AE/death (n=1); irAE (n=3), withdrew consent (n=1). **Patients on study who have not yet had a scan.Table 4. Durability of Responses ≤ 2 mg8 mgPFS6-month rate76% (16/21)41% (14/34)Median (months) Not reached4.2Median DOR (months)4.7+ (not reached)2.1+ (not reached)Median follow up (months)6.04.9    In subgroup analyses by baseline characteristics, the ORR in the 2 mg group was higher than in the 8 mg group (see Figure 4).Figure 4. Subgroup Analyses Favor ≤ 2 mg Dose Over 8 mg Dose ≤ 2 mg8 mgNORRNORRRR (95% CI)Age, yearOverall< 651275%1753%1.4 (0.8, 2.5)3070%3939%1.8 (1.1, 2.9)≥ 651867%2227%2.4 (1.1, 5.2)SexMale2171%2642%1.7 (0.99, 2.9)Female967%1331%2.2 (0.8, 5.5)ECOG 01872%3043%1.7 (1.0, 2.7)11267%922%3.0 (0.8, 10.9)LDH≤ ULN2568%3139%1.8 (1.0, 2.9)> ULN580%838%2.1 (0.8, 5.8)Stage at screeningIIIC1354%933%1.6 (0.6, 4.6)M1a-c1782%3040%2.1 (1.3, 3.4)M1a888%729%3.1 (0.9, 10.2)M1b1100%6 67%1.5 (0.9, 2.6)M1c875%1735%2.1 (0.99. 4.5)Number of prior lines of therapy02181%2935%2.3 (1.4, 4.0)1+944%1050%0.9 (0.3, 2.3) 4Risk Ratio Favors 8 mgFavors ≤ 2 mg CI = confidence interval; ECOG = Eastern Cooperative Oncology Group performance status; LDH = lactate dehydrogenase; ORR = overall response rate; RR = risk ratio; ULN = upper limit of normalFigure 5. Percent Change From Baseline Over Time in All Target Lesions for Patients Who Received ≤ 2 mg Versus 8 mg SD-101 Per Lesion –501070130190250310370430490550610670730610580550520490460430400370340310280250220190160130100704010–20–507507106706305905505104704303403903503102702301901501107030–10–50Days–501070130190250310370430490550610670730Days–501070130190250310370430490550610670730DaysAll Targets≤ 2 mg/LesionInjected≤ 2 mg/LesionNon-Injected≤ 2 mg/LesionDaysDaysDaysAll Targets8 mg/LesionInjected8 mg/LesionNon-Injected8 mg/Lesion–100–80–60–40–20020406080100–100–80–60–40–20020406080100120140Percent Change From Baseline, %–100–80–60–40–20020406080100120140Percent Change From Baseline, %–100–80–60–40–20020406080100120140–100–80–60–40–20020406080100120140–100–80–60–40–20020406080100120140Percent Change From Baseline, %Percent Change From Baseline, %Percent Change From Baseline, %Percent Change From Baseline, %7507106706305905505104704303403903503102702301901501107030–10–50 Figure 6. Percent Change From Baseline in Target Lesions by Organ System Among Patients Who Received ≤ 2 mg SD-101 Per Lesion –50–20107040130100190160250220310280370340430400490550520610580460670700640730DaysLiver–100–80–60–40–20020406080100120140Percent Change From Baseline, % –50–20107040130100190160250220310280370340430400490550520610580460670700640730DaysLung–100–80–60–40–20020406080100120140Percent Change From Baseline, % –50–20107040130100190160250220310280370340430400490550520610580460670700640730DaysSubcutaneous Tissue–100–80–60–40–20020406080100120140Percent Change From Baseline, %    Only 1 patient with a response discontinued due to progressive disease.8 mg/Lesion ≤ 2 mg/Lesion 050100150200250300350400450500550600650700750800850900DaysOngoingStable DiseaseProgressive DiseaseComplete ResponsePartial Response050100150200250300350400450500550600650700750800850900DaysSubjectsOngoingStable DiseaseProgressive DiseaseComplete ResponsePartial ResponseSubjectsFigure 7. Duration of Follow Up and Subject Status by DosageFigure 8. SD-101 in Combination With Pembrolizumab Leads to Antitumor Activity in Patients With Positive or Negative PD-L1 Expression at Baseline. A. Patients receiving a ≤ 2 mg dose. B. Patients receiving an 8 mg dose. Data sorted by PD-L1 expression. PD-L1 expression was assessed by immunohistochemistry using a validated assay with the DAKO 22C3 antibody. –50–20107040130100190160250220310280370340430400490550520610580460670700640730DaysOther–100–80–60–40–20020406080100120140Percent Change From Baseline, % –50–20107040130100190160250220310280370340430400490550520610580460670700640730DaysLymph Nodes–100–80–60–40–20020406080100120140Percent Change From Baseline, % –50–20107040130100190160250220310280370340430400490550520610580460670700640730DaysSkin–100–80–60–40–20020406080100120140Percent Change From Baseline, % A.B.Patients received ≤ 2 mg Patients received 8 mgPatient IDPD-L1 Expression (%TPS)BORPatient IDPD-L1 Expression (%TPS)BOR1010050CR1105080PR3055510CR1015530PR1104010PR1055040SD1155380PR1125070SD1015180PR1235280SD3055650PR1105110PD1020040PR1335470PD1085690SD1405500PD1010030Clinical PD1105220WC110501<1PR1305600Death AE1045301PR126542<1PR 1135233PR135519<1PD1265253SD123524<1PD3055453PD1235551PD11040430PR123552 2PR10100230PR1335105CR10153950PR13451510SD11557280PR11051225PR13356630PR13453230SD10951330PD10452080SD11050390CR12353390PRData presented here represent currently available samples. Analysis with other samples is ongoing.TPS = Tumor Proportion Score; BOR = Best Overall Response; WC = withdrew consent Figure 9. Administration of SD-101 and Pembrolizumab Results in an Increase in Infiltrating CD4 and CD Lymphocytes Supporting info:Subject 110404Naïve to prior anti-PD-1/L1BOR PR30% tumor PD-L1 expressionStill on study—Day 473ScreenDay 29Supporting info:Subject 110401Naïve to prior anti-PD-1/L1BOR PR0% tumor PD-L1 expressionTime to progression–Day 463 Red = CD4 T cells; Cyan = CD8 T cells; Yellow = Ki67; Green = S100; Dark blue = DAPI.Subject 110404 was devoid of CD4 T cells but not CD8 T cells at screening. Subject 110401 appeared to be devoid of CD4 and CD8 T cells at screening.Figure 10. The Combination of SD-101 and Pembrolizumab Induces Broad Immune Activity and Checkpoint Gene Expression in the Tumor Microenvironment. A. Postdose biopsies show a significant increase P<0.02) in a variety of immune cells. Values above the graphs represent the means and 95% confidence intervals. B Higher levels of checkpoint gene activity in post-dose biopsies are consistently observed at 8 mg. 050100150200CD8 T CellsPrePostActivity of GenesDefining Cell TypeActivity of GenesDefining Cell Type050100150200250Cytotoxic CellsPrePostPre: 24.5 ± 12.8Post: 77.2 ± 21.85020406080100NK CellsABPrePostPre: 16.2 ± 7.4Post: 47.6 ± 13.6Pre: 35.6 ± 26.9Post: 120.9 ± 34.6050100150200250Th1 CellsPre: 39.8 ± 19.5Post: 108.3 ± 36.3PrePost8 mg05001000150020002500IDO18 mg0100020003000LAG-3Normalized Gene ExpressionGeomean ± 95% CI≤ 2 mg≤ 2 mg≤ 2 mg≤ 2 mg8 mg0100200300400500600700800PD-L1Normalized Gene ExpressionGeomean ± 95% CI8 mg0500100015002000TIM-3 ≤ 2 mg dose8 mg dose CONCLUSIONSIn this non-randomized single-arm study, all patients had injectable lesions and were enrolled contemporaneously by the same investigators. The comparison of two different dose groups was prespecified to support the selection of a dose for phase 3. While not a randomized stu, the 8 mg group can potentially serve as an appropriate active-control group.SAFETY: The combination of SD-101 and pembrolizumab was well tolerated, consistent with previous reports. No evidence of an increased incidence or severity of AEs over monotherapy. No increase in immune-related AEs over pembrolizumab monotherapy.7,8    AEs associated with SD-101 were transient, mild to moderate injection-site reactions and flu-like symptoms that were manageable withover-the-counter medications. The combination of SD-101 and pembrolizumab appears to be much less toxic than the combination of nivolumab and ipilimumab.EFFICACY: The addition of SD-101 to pembrolizumab appears to improve pembrolizumab responses; ≤ 2 mg of SD-101 per lesion induced a much higher (ORR 70%) and more durable response rate than pembrolizumab with 8 mg of SD-101 (ORR 38%).    In the ≤ 2 mg group, the median PFS has not been reached, the 6-month PFS rate is 76%, and the median DOR is 4.7+ months. In the 8 mg group, the median PFS is 4 months, the 6-month PFS rate is 41%, and the median DOR is 2.1+ months. Overall responses were higher in the ≤ 2 mg group than in the 8 mg group in every disease stage. Tumor shrinkage has been observed in both injected lesions and non-injected visceral lesions, including in the liver and lung. Preliminary data suggest that SD-101 may improve the immune response to PD-L1-negative tumors over pembrolizumab monotherapy. Multiple patients with negative PD-L1 expression at baseline had tumor responses. BIOMARKERS: Clinical responses were supported by immunologic data consistent with the mechanism of SD-101.1    Increases in CD4+ cells, CD8+ cells, NK cells, cytotoxic cells and Th1 cells in the tumor microenvironment were observed.    Immune checkpoints are elevated by treatment in a higher proportion of patients who received 8 mg than in patients who received ≤ 2 mg.The combination of SD-101 and pembrolizumab was well tolerated and induced durable tumor responses. The SD-101 dose going forward in this patient population will be 2 mg.ACKNOWLEDGMENTSThis study was funded by Dynavax Technologies Corporation who provided SD-101. Merck & Co., Inc., Kenilworth, NJ USA provided pembrolizumab. We thank the patients and their families and caregivers for participating in the study; the participating study teams; and Brit Harvey and Tripta Dahiya for contributions to the analysis of the data (Dynavax Technologies Corporation). REFERENCES1. Guiducci et al. J Exp Med. 2006;203(8):1999-2008. 2. Merck & Company, Inc. KEYTRUDA (pembrolizumab). Prescribing information. 2016. Whitehouse Station, NJ.3. Cohen et al. AACR 2018. Abstract CT098.4. Leung ACF et al. ASCO 2017. Abstract 193149. 5. Ribas et al. AACR 2018. Abstract CT139.6. Eisenhauer EA et al. N Eur J Cancer. 2009;45:228–47.7. Ribas A, et al. JAMA. 2016;315(15):1600-1609.8. Specenier P. Expert Opin Biol Ther. 2017;17(6):765-780.